Stock Transactions	12 Months Ended
Dec. 31, 2013
Stock Transactions

3. Stock Transactions

Stock Offering

The Company completed its initial public stock offering on October 11, 2005 selling 51,627,094 shares, or 43.74% of its outstanding common stock, to subscribers in the offering, including 4,254,072 shares purchased by Investors Bank Employee Stock Ownership Plan. Upon completion of the initial public offering, Investors Bancorp, MHC, a New Jersey chartered mutual holding company held 64,844,373 shares, or 54.94% of the Company’s outstanding common stock (shares restated to include shares issued in a business combination subsequent to initial public offering). Additionally, the Company contributed $5.2 million in cash and issued 1,548,813 shares of common stock, or 1.32% of its outstanding shares, to Investors Bank Charitable Foundation resulting in a pre-tax expense charge of $20.7 million. Net proceeds from the initial offering were $509.7 million. The Company contributed $255.0 million of the net proceeds to the Bank. Stock subscription proceeds of $557.9 million were returned to subscribers.

On December 17, 2013, the Boards of Directors of Investors Bancorp, MHC, Investors Bancorp, Inc. and the Bank each unanimously adopted the Plan of Conversion and Reorganization of the Mutual Holding Company (the “Plan”) pursuant to which Investors Bancorp, MHC will undertake a “second-step” conversion and cease to exist. The Bank will reorganize from a two-tier mutual holding company structure to a fully public stock holding company structure. Pursuant to the Plan, (i) the Bank will become a wholly owned subsidiary of a state-chartered stock corporation (the “New Holding Company”), (ii) the shares of common stock of the Company held by persons other than the Investors Bancorp, MHC will be converted into shares of common stock of the New Holding Company pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons, and (iii) the New Holding Company will offer and sell shares of common stock representing the ownership interest of the Investors Bancorp, MHC in a subscription offering. The Plan is subject to regulatory approval as well as the approval of the depositors of the Bank and the Company’s stockholders (see Footnote 20.)

Stock Repurchase Programs

On March 1, 2011, the Company announced its fourth Share Repurchase Program, which authorized the purchase of an additional 10% of its publicly-held outstanding shares of common stock, or 3,876,523 shares. Under the stock repurchase programs, shares of the Company’s common stock may be purchased in the open market and through privately negotiated transactions, from time to time, depending on market conditions. This stock repurchase program commenced upon the completion of the third program on July 25, 2011. This program has no expiration date and has 2,105,036 shares yet to be purchased as of December 31, 2013.

During the year ended December 31, 2013, the Company purchased 83,224 shares at a cost of $1.5 million, or approximately $18.39 per share. Of the shares purchased through December 31, 2013, 3,415,701 shares were allocated to fund the restricted stock portion of the Company’s 2006 Equity Incentive Plan. The remaining shares are held for general corporate use.

During the year ended December 31, 2012, the Company purchased 60,652 shares at a cost of $902,000, or approximately $14.88 per share. Of the share purchased through December 31, 2012, 3,412,701 shares were allocated to fund the restricted stock portion of the Company’s 2006 Equity Incentive Plan. The remaining shares are held for general corporate use.

Cash Dividend

On September 28, 2012, the Company declared its first quarterly cash dividend of $0.05 per share. It was the first dividend since completing its initial public stock offering in October 2005. Since declaring this dividend, the Company has paid a dividend to stockholders in each subsequent quarter.